UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	April 25, 2006
Date of earliest event reported:	April 24, 2006

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road
Itasca, Illinois 60143
(Address of principal executive offices) (Zip Code)

(630) 773-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On April 24, 2006, OfficeMax Incorporated (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation with the State of Delaware Secretary of State to amend its charter to declassify its board of directors, in accordance with a management proposal approved by the shareholders at the Company’s 2006 annual meeting of shareholders. The full management proposal, along with the board’s recommendation to shareholders that they approve the proposal, was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2006. The Certificate of Amendment is set forth in Exhibit 3.1 of this Form 8-K and is incorporated by reference into this Item 8.01 as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to the Certificate of Incorporation of OfficeMax Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad Executive Vice President and General Counsel

Dated:  April 25, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to the Certificate of Incorporation of OfficeMax Incorporated